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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 31, 2004


                          TERRA NITROGEN COMPANY, L.P.
             (Exact name of registrant as specified in its charter)



           Delaware                       1-10877                73-1389684
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)



                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 29, 2004, Terra Nitrogen Company, L.P. issued a press release setting forth Terra Nitrogen Company, L.P.'s first quarter 2004 earnings. A copy of the press release is furnished herewith as Exhibit 99.1.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       TERRA NITROGEN COMPANY, L.P.

                                       By:      Terra Nitrogen Corporation
                                       Its:     General Partner


                                       /s/ Mark A. Kalafut
                                       -----------------------------------------
                                       Mark A. Kalafut
                                       Vice President, General Counsel
                                       and Corporate Secretary


Date:  April 29, 2004